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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported): December 21, 1999


                         Tanner's Restaurant Group, Inc.
                ------------------------------------------------
               (Exact name of Registrant as specified in charter)



              Texas                     33-95796                 76-0406417
              -----                     --------                 ----------
  (State or other Jurisdiction   (Commission File Number)    (I.R.S. Employer
        of Incorporation)                                 Identification Number)


5500 Oakbrook Parkway, Suite 260, Norcross, Georgia                   30093
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(Address of principal executive offices)                           (Zip Code)

                                 (770) 248-2298
                                 --------------
              (Registrant's Telephone Number, including Area Code)


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



Item 5.    Other Events.

     Tanner's Restaurant Group, Inc. is filing this Current Report on Form 8-K so as to file with the Securities and Exchange Commission its press release dated December 23, 1999.


Item 7.    Financial Statements and Exhibits

(a)       Exhibits

         Exhibit No.       Description

         99.1              Press release dated December 23, 1999.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    TANNER'S RESTAURANT GROUP, INC.


Dated:   December 23, 1999          By:     /s/ Timothy R. Robinson
                                            -----------------------
                                                Timothy R. Robinson
                                                Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.       Description
-----------       -----------

99.1           Press release dated December 23, 1999.